UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K/A
(Amendment No. 1)
 ____________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 17, 2023
 ____________________
Robert Half Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Suite 200,	Menlo Park,	CA	94025
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per Share	RHI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note: This Form 8-K/A amends and restates the Form 8-K filed by Robert Half Inc. (the “Company”) on August 17, 2023. This Form 8-K/A is being filed solely to include the conformed signature of the signatory to the Form 8-K, which was inadvertently omitted from the prior filing. No other modifications have been made to the original filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2023, the Board of Directors of the Company (the “Board”) elected Jana L. Barsten to serve as a director of the Company effective as of December 15, 2023.

Ms. Barsten is an audit partner with KPMG LLP in its Silicon Valley office; she has held this position for 21 years. Ms. Barsten has 37 years of experience in public accounting with a focus on internet, software and service industries. She serves as a member of KPMG’s global technology, media and telecommunications board and serves as the Global Audit Sector Leader for KMPG’s Technology Industry practice. Ms. Barsten will be retiring from KPMG on September 30, 2023.

Ms. Barsten has entered into the Company’s customary indemnification agreement for its directors. Ms. Barsten will be compensated in accordance with the Company’s compensation policies for Board members as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2023, under the section titled “2022 Director Compensation,” which is incorporated herein by reference.

The Board has not yet determined on which committee or committees of the Board Ms. Barsten will serve.

There are no arrangements or understandings between Ms. Barsten and any other person pursuant to which she was elected as a director of the Company. Since January 1, 2022, there have been no transactions between the Company and Ms. Barsten of the type that are required to be disclosed pursuant to Item 404(a) of Regulation S-K adopted by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half Inc.

Date: August 17, 2023	By:	/s/ Evelyn Crane-Oliver
	Name:	Evelyn Crane-Oliver
	Title:	Senior Vice President, Secretary and General Counsel